Exhibit 99.h(5)(c)

MEMORANDUM OF AGREEMENT

(Expense Limitations)

This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the “Exhibits”), between AIM Counselor Series Trust, AIM Equity Funds, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and A I M Advisors, Inc. (“AIM”).  This Memorandum of Agreement restates the Memorandum of Agreement dated April 1, 2007 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust.  AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

For the Contractual Limits (listed in Exhibits A – D), the Trusts and AIM agree until at least the expiration date set forth on the attached Exhibits A – D (the “Expiration Date”) that AIM will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds’ Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds, and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class.  Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests.  These fees and expenses are incurred indirectly through the valuation of a fund’s investment in these investment companies.  Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table.  As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D.  With regard to the Contractual Limits, the Board of Trustees of the Trust and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent.  AIM will not have any right to reimbursement of any amount so waived or reimbursed.

For the Contractual Limits, each of the Trusts and AIM agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated.  The expense limitations will expire upon the Expiration Date unless the Trusts and AIM have agreed to continue them.  The Exhibits will be amended to reflect any such agreement.

For the Voluntary Limits (listed in Exhibits A – D), the Trusts and AIM agree that these are not contractual in nature and that AIM may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds’ Boards of Trustees.  Any delay or failure by AIM to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust’s Agreement and Declaration of Trust.  The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST
AIM EQUITY FUNDS
AIM GROWTH SERIES
AIM INVESTMENT FUNDS
AIM INVESTMENT SECURITIES FUNDS
AIM SECTOR FUNDS
AIM STOCK FUNDS
AIM TAX-EXEMPT FUNDS
AIM VARIABLE INSURANCE FUNDS
on behalf of the Funds listed in the Exhibits
to this Memorandum of Agreement

By:	/s/ John M. Zerr

Title:	Senior Vice President

SHORT-TERM INVESTMENTS TRUST
TAX-FREE INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibits
to this Memorandum of Agreement

By:	/s/ Karen Dunn Kelley

Title:	President

A I M ADVISORS, Inc.

By:	/s/ John M. Zerr

Title:	Senior Vice President

as of July 1, 2007

EXHIBIT “A” – RETAIL FUNDS(1)

FUNDS WITH FISCAL YEAR END OF MARCH 31

AIM Sector Funds

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

AIM Technology Fund
Class A Shares	Contractual	1.55%	July 1, 2005	June 30, 2008
Class B Shares	Contractual	2.30%	July 1, 2005	June 30, 2008
Class C Shares	Contractual	2.30%	July 1, 2005	June 30, 2008
Investor Class Shares	Contractual	1.55%	July 1, 2005	June 30, 2008
Institutional Class Shares	Contractual	1.30%	July 1, 2005	June 30, 2008

AIM Utilities Fund
Class A Shares	Contractual	1.30%	April 1, 2006	June 30, 2008
Class B Shares	Contractual	2.05%	April 1, 2006	June 30, 2008
Class C Shares	Contractual	2.05%	April 1, 2006	June 30, 2008
Investor Class Shares	Contractual	1.30%	April 1, 2006	June 30, 2008
Institutional Class Shares	Contractual	1.05%	April 1, 2006	June 30, 2008

AIM Tax-Exempt Funds

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

AIM High Income Municipal Fund
Class A Shares	Voluntary	0.70%	April 1, 2007	N/A(2)
Class B Shares	Voluntary	1.45%	April 1, 2007	N/A(2)
Class C Shares	Voluntary	1.45%	April 1, 2007	N/A(2)
Institutional Class Shares	Voluntary	0.45%	April 1, 2007	N/A(2)

See page 8 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF JULY 31

AIM Investment Securities Funds

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

AIM Global Real Estate Fund
Class A Shares	Contractual	1.40%	July 1, 2005	June 30, 2008
Class B Shares	Contractual	2.15%	April 29, 2005	June 30, 2008
Class C Shares	Contractual	2.15%	April 29, 2005	June 30, 2008
Class R Shares	Contractual	1.65%	April 29, 2005	June 30, 2008
Institutional Class Shares	Contractual	1.15%	April 29, 2005	June 30, 2008

AIM Short Term Bond Fund
Class A Shares	Contractual	0.85%	July 1, 2005	June 30, 2008
Class C Shares	Contractual	1.10%(3)	February 1, 2006	June 30, 2008
Class R Shares	Contractual	1.10%	August 30, 2002	June 30, 2008
Institutional Class Shares	Contractual	0.60%	August 30, 2002	June 30, 2008

AIM Total Return Bond Fund
Class A Shares	Contractual	1.00%	July 1, 2005	June 30, 2008
Class B Shares	Contractual	1.75%	July 1, 2002	June 30, 2008
Class C Shares	Contractual	1.75%	July 1, 2002	June 30, 2008
Class R Shares	Contractual	1.25%	April 30, 2004	June 30, 2008
Institutional Class Shares	Contractual	0.75%	April 30, 2004	June 30, 2008

AIM Stock Funds

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

AIM Dynamics Fund
Class A Shares	Contractual	1.20%	July 1, 2005	June 30, 2008
Class B Shares	Contractual	1.95%	August 12, 2003	June 30, 2008
Class C Shares	Contractual	1.95%	August 12, 2003	June 30, 2008
Class R Shares	Contractual	1.45%	October 25, 2005	June 30, 2008
Investor Class Shares	Contractual	1.20%	August 12, 2003	June 30, 2008
Institutional Class Shares	Contractual	0.95%	August 12, 2003	June 30, 2008

AIM S&P 500 Index Fund
Investor Class Shares	Contractual	0.60%	August 1, 2005	June 30, 2008
Institutional Class Shares	Contractual	0.35%	August 12, 2003	June 30, 2008

See page 8 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF AUGUST 31

AIM Counselor Series Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

AIM Floating Rate Fund
Class A Shares	Contractual	1.50%	April 14, 2006	June 30, 2008
Class C Shares	Contractual	2.00%	April 14, 2006	June 30, 2008
Class R Shares	Contractual	1.75%	April 14, 2006	June 30, 2008
Institutional Class Shares	Contractual	1.25%	April 14, 2006	June 30, 2008

AIM Structured Core Fund
Class A	Contractual	1.00%	March 31, 2006	June 30, 2008
Class B	Contractual	1.75%	March 31, 2006	June 30, 2008
Class C	Contractual	1.75%	March 31, 2006	June 30, 2008
Class R	Contractual	1.25%	March 31, 2006	June 30, 2008
Institutional Class	Contractual	0.75%	March 31, 2006	June 30, 2008

AIM Structured Growth Fund
Class A	Contractual	1.00%	March 31, 2006	June 30, 2008
Class B	Contractual	1.75%	March 31, 2006	June 30, 2008
Class C	Contractual	1.75%	March 31, 2006	June 30, 2008
Class R	Contractual	1.25%	March 31, 2006	June 30, 2008
Institutional Class	Contractual	0.75%	March 31, 2006	June 30, 2008

AIM Structured Value Fund
Class A	Contractual	1.00%	March 31, 2006	June 30, 2008
Class B	Contractual	1.75%	March 31, 2006	June 30, 2008
Class C	Contractual	1.75%	March 31, 2006	June 30, 2008
Class R	Contractual	1.25%	March 31, 2006	June 30, 2008
Institutional Class	Contractual	0.75%	March 31, 2006	June 30, 2008

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

AIM Equity Funds

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

AIM Diversified Dividend Fund
Class A Shares	Contractual	1.00%	July 1, 2005	June 30, 2008
Class B Shares	Contractual	1.65%	May 2, 2003	June 30, 2008
Class C Shares	Contractual	1.65%	May 2, 2003	June 30, 2008
Class R Shares	Contractual	1.25%	October 25, 2005	June 30, 2008
Investor Class Shares	Contractual	1.00%	July 15, 2005	June 30, 2008
Institutional Class Shares	Contractual	0.75%	October 25, 2005	June 30, 2008

AIM Large Cap Basic Value Fund
Class A Shares	Contractual	1.22%	July 1, 2005	June 30, 2008
Class B Shares	Contractual	1.97%	July 1, 2005	June 30, 2008
Class C Shares	Contractual	1.97%	July 1, 2005	June 30, 2008
Class R Shares	Contractual	1.47%	July 1, 2005	June 30, 2008
Investor Class Shares	Contractual	1.22%	July 1, 2005	June 30, 2008
Institutional Class Shares	Contractual	0.97%	July 1, 2005	June 30, 2008

AIM Large Cap Growth Fund
Class A Shares	Contractual	1.32%	July 1, 2005	June 30, 2008
Class B Shares	Contractual	2.07%	July 1, 2005	June 30, 2008
Class C Shares	Contractual	2.07%	July 1, 2005	June 30, 2008
Class R Shares	Contractual	1.57%	July 1, 2005	June 30, 2008
Investor Class Shares	Contractual	1.32%	July 1, 2005	June 30, 2008
Institutional Class Shares	Contractual	1.07%	July 1, 2005	June 30, 2008

AIM Investment Funds

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

AIM China Fund
Class A Shares	Contractual	2.05%	March 31, 2006	June 30, 2008
Class B Shares	Contractual	2.80%	March 31, 2006	June 30, 2008
Class C Shares	Contractual	2.80%	March 31, 2006	June 30, 2008
Institutional Class Shares	Contractual	1.80%	March 31, 2006	June 30, 2008

AIM Developing Markets Fund
Class A Shares	Contractual	1.75%	July 1, 2005	June 30, 2008
Class B Shares	Contractual	2.50%	July 1, 2002	June 30, 2008
Class C Shares	Contractual	2.50%	July 1, 2002	June 30, 2008
Institutional Class Shares	Contractual	1.50%	October 25, 2005	June 30, 2008

AIM Global Health Care Fund
Class A Shares	Contractual	1.30%	July 18, 2005	June 30, 2008
Class B Shares	Contractual	2.05%	July 18, 2005	June 30, 2008
Class C Shares	Contractual	2.05%	July 18, 2005	June 30, 2008
Investor Class Shares	Contractual	1.30%	July 18, 2005	June 30, 2008

AIM International Total Return Fund
Class A Shares	Contractual	1.10%	March 31, 2006	June 30, 2008
Class B Shares	Contractual	1.85%	March 31, 2006	June 30, 2008
Class C Shares	Contractual	1.85%	March 31, 2006	June 30, 2008
Institutional Class Shares	Contractual	0.85%	March 31, 2006	June 30, 2008

AIM Japan Fund
Class A Shares	Contractual	1.70%	March 31, 2006	June 30, 2008
Class B Shares	Contractual	2.45%	March 31, 2006	June 30, 2008
Class C Shares	Contractual	2.45%	March 31, 2006	June 30, 2008
Institutional Class Shares	Contractual	1.45%	March 31, 2006	June 30, 2008

AIM LIBOR Alpha Fund
Class A Shares	Contractual	0.85%	March 31, 2006	June 30, 2008
Class C Shares	Contractual	1.10%(3)	March 31, 2006	June 30, 2008
Class R Shares	Contractual	1.10%	March 31, 2006	June 30, 2008
Institutional Class Shares	Contractual	0.60%	March 31, 2006	June 30, 2008

AIM Trimark Fund
Class A Shares	Contractual	2.15%	July 1, 2005	June 30, 2008
Class B Shares	Contractual	2.90%	November 1, 2004	June 30, 2008
Class C Shares	Contractual	2.90%	November 1, 2004	June 30, 2008
Class R Shares	Contractual	2.40%	November 1, 2004	June 30, 2008
Institutional Class Shares	Contractual	1.90%	November 1, 2004	June 30, 2008

AIM Trimark Small Companies Fund
Class A Shares	Contractual	1.50%	September 30, 2005	June 30, 2008
Class B Shares	Contractual	2.25%	September 30, 2005	June 30, 2008
Class C Shares	Contractual	2.25%	September 30, 2005	June 30, 2008
Class R Shares	Contractual	1.75%	September 30, 2005	June 30, 2008
Institutional Class Shares	Contractual	1.25%	September 30, 2005	June 30, 2008

See page 8 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

AIM Growth Series

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

AIM Small Cap Growth Fund
Class A Shares	Contractual	1.50%	April 10, 2006	June 30, 2008
Class B Shares	Contractual	2.25%	April 10, 2006	June 30, 2008
Class C Shares	Contractual	2.25%	April 10, 2006	June 30, 2008
Class R Shares	Contractual	1.75%	April 10, 2006	June 30, 2008
Investor Class Shares	Contractual	1.50%	April 10, 2006	June 30, 2008
Institutional Class Shares	Contractual	1.25%	April 10, 2006	June 30, 2008

(1)                The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2)                AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3)                The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

EXHIBIT “B” – ASSET ALLOCATION FUNDS(1)

AIM Growth Series

Fund	Contractual/ Voluntary	Expense Limitation(2)	Effective Date of Current Limit	Expiration Date

AIM Conservative Allocation Fund
Class A Shares	Contractual	Limit Other Expenses to 0.23% of average daily net assets	January 1, 2006	June 30, 2008
Class B Shares	Contractual	Limit Other Expenses to 0.23% of average daily net assets	January 1, 2006	June 30, 2008
Class C Shares	Contractual	Limit Other Expenses to 0.23% of average daily net assets	January 1, 2006	June 30, 2008
Class R Shares	Contractual	Limit Other Expenses to 0.23% of average daily net assets	January 1, 2006	June 30, 2008
Institutional Class Shares	Contractual	Limit Other Expenses to 0.23% of average daily net assets	January 1, 2006	June 30, 2008

AIM Growth Allocation Fund
Class A Shares	Contractual	Limit Other Expenses to 0.21% of average daily net assets	January 1, 2006	June 30, 2008
Class B Shares	Contractual	Limit Other Expenses to 0.21% of average daily net assets	January 1, 2006	June 30, 2008
Class C Shares	Contractual	Limit Other Expenses to 0.21% of average daily net assets	January 1, 2006	June 30, 2008
Class R Shares	Contractual	Limit Other Expenses to 0.21% of average daily net assets	January 1, 2006	June 30, 2008
Institutional Class Shares	Contractual	Limit Other Expenses to 0.21% of average daily net assets	January 1, 2006	June 30, 2008

AIM Income Allocation Fund
Class A	Contractual	Limit Other Expenses to 0.03% of average daily net assets	January 1, 2006	June 30, 2008
Class B	Contractual	Limit Other Expenses to 0.03% of average daily net assets	January 1, 2006	June 30, 2008
Class C	Contractual	Limit Other Expenses to 0.03% of average daily net assets	January 1, 2006	June 30, 2008
Class R	Contractual	Limit Other Expenses to 0.03% of average daily net assets	January 1, 2006	June 30, 2008
Institutional Class	Contractual	Limit Other Expenses to 0.03% of average daily net assets	January 1, 2006	June 30, 2008

See page 13 for footnotes to Exhibit B.

Fund	Contractual/ Voluntary	Expense Limitation(2)	Effective Date of Current Limit	Expiration Date

AIM Independence Now Fund
Class A	Contractual	Limit Other Expenses to 0.16% of average daily net assets	January 31, 2007	June 30, 2008
Class B	Contractual	Limit Other Expenses to 0.16% of average daily net assets	January 31, 2007	June 30, 2008
Class C	Contractual	Limit Other Expenses to 0.16% of average daily net assets	January 31, 2007	June 30, 2008
Class R	Contractual	Limit Other Expenses to 0.16% of average daily net assets	January 31, 2007	June 30, 2008
Institutional Class	Contractual	Limit Other Expenses to 0.16% of average daily net assets	January 31, 2007	June 30, 2008

AIM Independence 2010 Fund
Class A	Contractual	Limit Other Expenses to 0.17% of average daily net assets	January 31, 2007	June 30, 2008
Class B	Contractual	Limit Other Expenses to 0.17% of average daily net assets	January 31, 2007	June 30, 2008
Class C	Contractual	Limit Other Expenses to 0.17% of average daily net assets	January 31, 2007	June 30, 2008
Class R	Contractual	Limit Other Expenses to 0.17% of average daily net assets	January 31, 2007	June 30, 2008
Institutional Class	Contractual	Limit Other Expenses to 0.17% of average daily net assets	January 31, 2007	June 30, 2008

AIM Independence 2020 Fund
Class A	Contractual	Limit Other Expenses to 0.24% of average daily net assets	January 31, 2007	June 30, 2008
Class B	Contractual	Limit Other Expenses to 0.24% of average daily net assets	January 31, 2007	June 30, 2008
Class C	Contractual	Limit Other Expenses to 0.24% of average daily net assets	January 31, 2007	June 30, 2008
Class R	Contractual	Limit Other Expenses to 0.24% of average daily net assets	January 31, 2007	June 30, 2008
Institutional Class	Contractual	Limit Other Expenses to 0.24% of average daily net assets	January 31, 2007	June 30, 2008

See page 13 for footnotes to Exhibit B.

Fund	Contractual/ Voluntary	Expense Limitation(2)	Effective Date of Current Limit	Expiration Date

AIM Independence 2030 Fund
Class A	Contractual	Limit Other Expenses to 0.24% of average daily net assets	January 31, 2007	June 30, 2008
Class B	Contractual	Limit Other Expenses to 0.24% of average daily net assets	January 31, 2007	June 30, 2008
Class C	Contractual	Limit Other Expenses to 0.24% of average daily net assets	January 31, 2007	June 30, 2008
Class R	Contractual	Limit Other Expenses to 0.24% of average daily net assets	January 31, 2007	June 30, 2008
Institutional Class	Contractual	Limit Other Expenses to 0.24% of average daily net assets	January 31, 2007	June 30, 2008

AIM Independence 2040 Fund
Class A	Contractual	Limit Other Expenses to 0.28% of average daily net assets	January 31, 2007	June 30, 2008
Class B	Contractual	Limit Other Expenses to 0.28% of average daily net assets	January 31, 2007	June 30, 2008
Class C	Contractual	Limit Other Expenses to 0.28% of average daily net assets	January 31, 2007	June 30, 2008
Class R	Contractual	Limit Other Expenses to 0.28% of average daily net assets	January 31, 2007	June 30, 2008
Institutional Class	Contractual	Limit Other Expenses to 0.28% of average daily net assets	January 31, 2007	June 30, 2008

AIM Independence 2050 Fund
Class A	Contractual	Limit Other Expenses to 0.28% of average daily net assets	January 31, 2007	June 30, 2008
Class B	Contractual	Limit Other Expenses to 0.28% of average daily net assets	January 31, 2007	June 30, 2008
Class C	Contractual	Limit Other Expenses to 0.28% of average daily net assets	January 31, 2007	June 30, 2008
Class R	Contractual	Limit Other Expenses to 0.28% of average daily net assets	January 31, 2007	June 30, 2008
Institutional Class	Contractual	Limit Other Expenses to 0.28% of average daily net assets	January 31, 2007	June 30, 2008

See page 13 for footnotes to Exhibit B.

Fund	Contractual/ Voluntary	Expense Limitation(2)	Effective Date of Current Limit	Expiration Date

AIM International Allocation Fund
Class A	Contractual	Limit Other Expenses to 0.18% of average daily net assets	October 31, 2005	June 30, 2008
Class B	Contractual	Limit Other Expenses to 0.18% of average daily net assets	October 31, 2005	June 30, 2008
Class C	Contractual	Limit Other Expenses to 0.18% of average daily net assets	October 31, 2005	June 30, 2008
Class R	Contractual	Limit Other Expenses to 0.18% of average daily net assets	October 31, 2005	June 30, 2008
Institutional Class	Contractual	Limit Other Expenses to 0.18% of average daily net assets	October 31, 2005	June 30, 2008

AIM Moderate Allocation Fund
Class A Shares	Contractual	Limit Other Expenses to 0.12% of average daily net assets	January 1, 2006	June 30, 2008
Class B Shares	Contractual	Limit Other Expenses to 0.12% of average daily net assets	January 1, 2006	June 30, 2008
Class C Shares	Contractual	Limit Other Expenses to 0.12% of average daily net assets	January 1, 2006	June 30, 2008
Class R Shares	Contractual	Limit Other Expenses to 0.12% of average daily net assets	January 1, 2006	June 30, 2008
Institutional Class Shares	Contractual	Limit Other Expenses to 0.12% of average daily net assets	January 1, 2006	June 30, 2008

AIM Moderate Growth Allocation Fund
Class A Shares	Contractual	Limit Other Expenses to 0.12% of average daily net assets	April 29, 2005	June 30, 2008
Class B Shares	Contractual	Limit Other Expenses to 0.12% of average daily net assets	April 29, 2005	June 30, 2008
Class C Shares	Contractual	Limit Other Expenses to 0.12% of average daily net assets	April 29, 2005	June 30, 2008
Class R Shares	Contractual	Limit Other Expenses to 0.12% of average daily net assets	April 29, 2005	June 30, 2008
Institutional Class Shares	Contractual	Limit Other Expenses to 0.12% of average daily net assets	April 29, 2005	June 30, 2008

See page 13 for footnotes to Exhibit B.

Fund	Contractual/ Voluntary	Expense Limitation(2)	Effective Date of Current Limit	Expiration Date

AIM Moderately Conservative Allocation Fund
Class A Shares	Contractual	Limit Other Expenses to 0.14% of average daily net assets	April 29, 2005	June 30, 2008
Class B Shares	Contractual	Limit Other Expenses to 0.14% of average daily net assets	April 29, 2005	June 30, 2008
Class C Shares	Contractual	Limit Other Expenses to 0.14% of average daily net assets	April 29, 2005	June 30, 2008
Class R Shares	Contractual	Limit Other Expenses to 0.14% of average daily net assets	April 29, 2005	June 30, 2008
Institutional Class Shares	Contractual	Limit Other Expenses to 0.14% of average daily net assets	April 29, 2005	June 30, 2008

(1)                Other expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

(2)                Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any.  The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

EXHIBIT “C” – INSTITUTIONAL MONEY MARKET FUNDS(1),(2)

FUNDS WITH FISCAL YEAR END OF MARCH 31

Tax-Free Investments Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

Tax-Free Cash Reserve Portfolio(3)
Cash Management Class	Contractual	0.22%	June 30, 2005	June 30, 2008
Corporate Class	Contractual	0.22%	June 30, 2005	June 30, 2008
Institutional Class	Contractual	0.22%	June 30, 2005	June 30, 2008
Personal Investment Class	Contractual	0.22%	June 30, 2005	June 30, 2008
Private Investment Class	Contractual	0.22%	June 30, 2005	June 30, 2008
Reserve Class	Contractual	0.22%	June 30, 2005	June 30, 2008
Resource Class	Contractual	0.22%	June 30, 2005	June 30, 2008

FUNDS WITH FISCAL YEAR END OF AUGUST 31

Short-Term Investments Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

Government & Agency Portfolio
Cash Management Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Corporate Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Institutional Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Personal Investment Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Private Investment Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Reserve Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Resource Class	Contractual	0.12%	June 30, 2005	June 30, 2008

Government TaxAdvantage Portfolio
Cash Management Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Corporate Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Institutional Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Personal Investment Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Private Investment Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Reserve Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Resource Class	Contractual	0.12%	June 30, 2005	June 30, 2008

Liquid Assets Portfolio
Cash Management Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Corporate Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Institutional Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Personal Investment Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Private Investment Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Reserve Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Resource Class	Contractual	0.12%	June 30, 2005	June 30, 2008

See page 15 for footnotes to Exhibit C.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

STIC Prime Portfolio
Cash Management Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Corporate Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Institutional Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Personal Investment Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Private Investment Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Reserve Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Resource Class	Contractual	0.12%	June 30, 2005	June 30, 2008

Treasury Portfolio
Cash Management Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Corporate Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Institutional Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Personal Investment Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Private Investment Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Reserve Class	Contractual	0.12%	June 30, 2005	June 30, 2008
Resource Class	Contractual	0.12%	June 30, 2005	June 30, 2008

(1)                The expense limit shown excludes Rule 12b-1 fees.

(2)                The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(3)                The expense limitation also excludes Trustees’ fees and federal registration expenses.

EXHIBIT “D” – VARIABLE INSURANCE FUNDS

AIM Variable Insurance Funds

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

AIM V.I. Basic Balanced Fund
Series I Shares	Contractual	0.91%	July 1, 2005	April 30, 2009

Series II Shares	Contractual	1.16%	July 1, 2005	April 30, 2009

AIM V.I. Basic Value Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2009

Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2009

AIM V.I. Capital Appreciation Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2009

Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2009

AIM V.I. Capital Development Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2009

Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2009

AIM V.I. Core Equity Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2009

Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2009

AIM V.I. Diversified Income Fund
Series I Shares	Contractual	0.75%	July 1, 2005	April 30, 2009

Series II Shares	Contractual	1.00%	July 1, 2005	April 30, 2009

AIM V.I. Dynamics Fund
Series I Shares	Contractual	1.30%	April 30, 2004	April 30, 2009

Series II Shares	Contractual	1.45%	April 30, 2004	April 30, 2009

AIM V.I. Financial Services Fund
Series I Shares	Contractual	1.30%	April 30, 2004	April 30, 2009

Series II Shares	Contractual	1.45%	April 30, 2004	April 30, 2009

AIM V.I. Global Health Care Fund
Series I Shares	Contractual	1.30%	April 30, 2004	April 30, 2009

Series II Shares	Contractual	1.45%	April 30, 2004	April 30, 2009

AIM V.I. Global Real Estate Fund
Series I Shares	Contractual	1.30%	April 30, 2004	April 30, 2009

Series II Shares	Contractual	1.45%	April 30, 2004	April 30, 2009

AIM V.I. Government Securities Fund
Series I Shares	Contractual	0.73%	July 1, 2005	April 30, 2009

Series II Shares	Contractual	0.98%	July 1, 2005	April 30, 2009

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date

AIM V.I. High Yield Fund
Series II Shares	Contractual	0.95%	July 1, 2005	April 30, 2009

Series II Shares	Contractual	1.20%	April 30, 2004	April 30, 2009

AIM V.I. International Growth Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2009

Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2009

AIM V.I. Large Cap Growth Fund
Series I Shares	Contractual	1.01%	July 1, 2005	April 30, 2009

Series II Shares	Contractual	1.26%	July 1, 2005	April 30, 2009

AIM V.I. Leisure Fund
Series I Shares	Contractual	1.01%	April 30, 2004	April 30, 2009

Series II Shares	Contractual	1.26%	April 30, 2004	April 30, 2009

AIM V.I. Mid Cap Core Equity Fund
Series I Shares	Contractual	1.30%	September 10, 2001	April 30, 2009

Series II Shares	Contractual	1.45%	September 10, 2001	April 30, 2009

AIM V.I. Money Market Fund
Series I Shares	Contractual	1.30%	January 1, 2005	April 30, 2009

Series II Shares	Contractual	1.45%	January 1, 2005	April 30, 2009

AIM V.I. Small Cap Equity Fund
Series I Shares	Contractual	1.15%	July 1, 2005	April 30, 2009

Series II Shares	Contractual	1.40%	July 1, 2005	April 30, 2009

AIM V.I. Technology Fund
Series I Shares	Contractual	1.30%	April 30, 2004	April 30, 2009

Series II Shares	Contractual	1.45%	April 30, 2004	April 30, 2009

AIM V.I. Utilities Fund
Series I Shares	Contractual	0.93%	September 23, 2005	April 30, 2009

Series II Shares	Contractual	1.18%	September 23, 2005	April 30, 2009